                                     DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                       With
                                        OppenheimerFunds Distributor, Inc.
                                               For Class A Shares of
                                           Oppenheimer Real Estate Fund

This Service  Plan and  Agreement  is dated as of the 12th day  February,  2002,  by and between  Oppenheimer  Real
Estate Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.     The Plan.  This Plan is the  Fund's  written  service  plan for its Class A Shares  described  in the Fund's
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registration  statement as of the date this Plan takes effect,  contemplated by and to comply with Rule 2830 of the
Conduct Rules of the National  Association of Securities  Dealers,  Inc., with which the Fund has agreed to comply.
Pursuant to this Plan the Fund will  reimburse the  Distributor  for a portion of its costs  incurred in connection with the personal service and the maintenance of shareholder  accounts  ("Accounts")  that hold Class A Shares (the
"Shares") of the Fund.  The Fund may be deemed to be acting as distributor of securities of which it is the issuer, according  to the  terms of this  Plan.  The  Distributor  is  authorized  under the Plan to pay  "Recipients,"  as hereinafter  defined,  for rendering services and for the maintenance of Accounts.  Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan.

2.     Definitions. As used in this Plan, the following terms shall have the following meanings:
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(a)    "Recipient"  shall mean any broker,  dealer,  bank or other financial  institution  which:  (i) has rendered services in connection with the personal  service and  maintenance of Accounts;  (ii) shall furnish the Distributor
(on  behalf of the Fund)  with  such  information  as the  Distributor  shall  reasonably  request  to answer  such questions  as may arise  concerning  such  service;  and (iii) has been  selected  by the  Distributor  to  receive payments under the Plan.  Notwithstanding  the foregoing,  a majority of the Fund's Board of Trustees (the "Board")
who are not  "interested  persons" (as defined in the Investment  Company Act of 1940,  referred to in this plan as the "1940  Act") and who have no direct or indirect  financial  interest  in the  operation  of this Plan or in any agreements  relating  to this Plan (the  "Independent  Trustees")  may remove  any  broker,  dealer,  bank or other institution as a Recipient, whereupon such entity's rights as a third party beneficiary hereof shall terminate.

       (b)    "Qualified  Holdings"  shall mean, as to any Recipient,  all Shares owned  beneficially  or of record by: (i) such Recipient,  or (ii) such customers,  clients and/or accounts as to which such Recipient is a fiduciary or custodian or  co-fiduciary  or  co-custodian  (collectively,  the  "Customers"),  but in no event shall any such
Shares be deemed owned by more than one Recipient  for purposes of this Plan. In the event that two entities  would otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.     Payments.
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       (a)    Under the Plan, the Fund will make payments to the  Distributor,  within  forty-five (45) days of the end of each calendar  quarter,  in the amount of the lesser of: (i) .0625% (.25% on an annual basis) of the average during the  calendar  quarter of the  aggregate  net asset  value of the  Shares  computed  as of the close of each business day, or (ii) the  Distributor's  actual  expenses  under the Plan for that quarter of the type approved by the Board.  The  Distributor  will use such fee  received  from the Fund in its  entirety to  reimburse  itself for payments to  Recipients  and for its other  expenditures  and costs of the type  approved by the Board  incurred in connection  with the  personal  service and  maintenance  of Accounts  including,  but not limited to, the services described in the  following  paragraph.  The  Distributor  may make Plan  payments to any  "affiliated  person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

              The  services to be rendered by the  Distributor  and  Recipients  in  connection  with the  personal service and the  maintenance  of  Accounts  may  include,  but shall not be limited  to, the  following:  answering routine  inquiries from the Recipient's  customers  concerning the Fund,  providing such customers with information on their investment in shares,  assisting in the  establishment  and maintenance of accounts or sub-accounts in the
Fund,  making the Fund's  investment  plans and  dividend  payment  options  available,  and  providing  such other information  and customer  liaison  services and the  maintenance  of Accounts as the  Distributor  or the Fund may
reasonably  request.  It may be presumed that a Recipient has provided services  qualifying for compensation  under the Plan if it has  Qualified  Holdings  of Shares to  entitle  it to  payments  under the Plan.  In the event that either the  Distributor  or the Board should have reason to believe  that,  notwithstanding  the level of Qualified
Holdings,  a Recipient  may not be rendering  appropriate  services,  then the  Distributor,  at the request of the
Board,  shall require the Recipient to provide a written report or other  information to verify that said Recipient is  providing  appropriate  services  in this  regard.  If the  Distributor  still  is not  satisfied,  it may take appropriate steps to terminate the Recipient's  status as such under the Plan,  whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

              Payments  received  by the  Distributor  from the  Fund  under  the Plan  will not be used to pay any interest  expense,  carrying charge or other financial costs, or allocation of overhead of the Distributor,  or for any other purpose other than for the payments  described in this Section 3. The amount  payable to the  Distributor each quarter will be reduced to the extent that reimbursement  payments  otherwise  permissible under the Plan have not been authorized by the Board of Trustees for that quarter.  Any unreimbursed  expenses incurred for any quarter by the Distributor may not be recovered in later periods.

       (b)    The Distributor  shall make payments to any Recipient  quarterly,  within forty-five (45) days of the end of each calendar  quarter,  at a rate not to exceed .0625% (.25% on an annual basis) of the average  during the calendar  quarter of the aggregate  net asset value of the Shares  computed as of the close of each business day of
Qualified   Holdings   (excluding  Shares  acquired  in  reorganizations   with  investment   companies  for  which
OppenheimerFunds,  Inc. or an affiliate acts as investment  adviser and which have not adopted a distribution  plan at the time of  reorganization  with the Fund).  However,  no such payments  shall be made to any Recipient for any such  quarter in which its  Qualified  Holdings  do not equal or exceed,  at the end of such  quarter,  the minimum amount  ("Minimum  Qualified  Holdings"),  if any,  to be set from time to time by a  majority  of the  Independent
Trustees.  A majority of the  Independent  Trustees  may at any time or from time to time  increase or decrease and thereafter  adjust the rate of fees to be paid to the  Distributor or to any Recipient,  but not to exceed the rate set forth above,  and/or increase or decrease the number of shares  constituting  Minimum Qualified  Holdings.  The
Distributor  shall notify all  Recipients  of the Minimum  Qualified  Holdings  and the rate of payments  hereunder applicable to  Recipients,  and shall provide each such Recipient with written notice within thirty (30) days after any change in these  provisions.  Inclusion of such  provisions or a change in such provisions in a revised current prospectus shall be sufficient notice.

       (c)    Under the Plan, payments may be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI") from its own resources  (which may include  profits derived from the advisory fee it receives from the Fund), or (ii) by the
Distributor (a subsidiary of OFI), from its own resources.

4.     Selection  and  Nomination  of  Trustees.  While this Plan is in effect,  the  selection or  replacement  of
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Independent  Trustees  and the  nomination  of those  persons to be  Trustees  of the Fund who are not  "interested persons" of the Fund shall be  committed  to the  discretion  of the  Independent  Trustees.  Nothing  herein shall prevent the  Independent  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nomination if the final  decision on any such  selection and  nomination is approved by a majority of the incumbent
Independent Trustees.

5.     Reports.  While this Plan is in  effect,  the  Treasurer  of the Fund shall  provide  at least  quarterly  a
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written  report to the Fund's  Board for its review,  detailing  the amount of all payments  made  pursuant to this
Plan,  the identity of the Recipient of each such payment,  and the purposes for which the payments were made.  The report shall state  whether all  provisions  of Section 3 of this Plan have been  complied  with.  The  Distributor shall  annually  certify  to the Board the  amount of its total  expenses  incurred  that year with  respect to the personal  service and maintenance of Accounts in conjunction  with the Board's annual review of the continuation of the Plan.

6.     Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall  provide  that:  (i)
       -------------------
such  agreement  may be  terminated  at any time,  without  payment of any  penalty,  by vote of a majority  of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  Shares of the Class,  on not more than sixty days written  notice to any other party to the agreement;
(ii) such agreement shall  automatically  terminate in the event of its  "assignment" (as defined in the 1940 Act);
(iii) it shall go into effect when approved by a vote of the Board and its  Independent  Trustees cast in person at a meeting  called for the  purpose of voting on such  agreement;  and (iv) it shall,  unless  terminated  as herein provided,  continue in effect from year to year only so long as such continuance is specifically  approved at least annually by the Board and its  Independent  Trustees  cast in person at a meeting  called for the purpose of voting on such continuance.

7.     Effectiveness,  Continuation,  Termination  and  Amendment.  This  Plan has been  approved  by a vote of the
       -------------------------------------------------------------
Independent  Trustees  cast in person at a meeting  called on  February  8, 2001 for the  purpose of voting on this
Plan.  Unless  terminated  as  hereinafter  provided,  it shall  continue in effect  until  renewed by the Board in accordance  with the Rule and  thereafter  from year to year or as the Board may  otherwise  determine  but only so long as such  continuance is  specifically  approved at least  annually by a vote of the Board and its  Independent
Trustees  cast in  person at a meeting  called  for the  purpose  of voting on such  continuance.  This Plan may be terminated  at any time by vote of a  majority  of the  Independent  Trustees  or by the vote of the  holders  of a
"majority" (as defined in the 1940 Act) of the Fund's outstanding Class A voting  securities.  This Plan may not be amended to increase  materially the amount of payments to be made without approval of the Class A Shareholders,  in the  manner  described  above,  and all  material  amendments  must be  approved  by a vote of the Board and of the
Independent Trustees.

8.     Shareholder and Trustee Liability  Disclaimer.  The Distributor  understands and agrees that the obligations
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of the Fund under this Plan are not binding upon any  shareholder or Trustee of the Fund  personally,  but only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund  disclaiming  Trustee and  shareholder  and Trustee  liability for acts or  obligations of the
Fund.

                                            Oppenheimer Real Estate Fund

                                            By:      ____________________________________
                                                     Robert G. Zack
                                                     Secretary

                                            OppenheimerFunds Distributor, Inc.

                                            By:      ____________________________________
                                                     Katherine P. Feld
                                                     Vice President and Secretary

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                       With
                                        OppenheimerFunds Distributor, Inc.
                                               For Class B Shares of
                                           Oppenheimer Real Estate Fund

This  Distribution  and Service Plan and Agreement  (the "Plan") is dated as of the 12th day of February,  2002, by and between Oppenheimer Real Estate Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service plan for Class B shares of the Fund
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(the  "Shares"),  designed to comply with the provisions of Rule 12b-1, as it may be amended from time to time (the
"Rule"),  under  the  Investment  Company  Act of 1940  (the  "1940  Act").  Pursuant  to this  Plan the Fund  will compensate  the  Distributor  for its services in  connection  with the  distribution  of Shares,  and the personal service and  maintenance of  shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as distributor of  securities  of which it is the issuer,  pursuant to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the  provisions  and definitions contained in (i) the Fund's Registration  Statement,  (ii) the 1940 Act, (iii) the Rule, (iv) Rule 2830
of the Conduct  Rules of the National  Association  of Securities  Dealers,  Inc., or any amendment or successor to such rule (the "NASD Conduct  Rules") and (v) any conditions  pertaining  either to  distribution-related  expenses or to a plan of distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.       Definitions.  As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined below) of the Recipient;  (ii)
shall furnish the Distributor (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the Fund's  Board of  Trustees  who are not
"interested  persons"  (as  defined  in the 1940  Act) of the Fund and who have no  direct  or  indirect  financial interest in the operation of this Plan or in any agreement relating to this Plan.

          (c)     "Customers"  shall  mean such  brokerage  or other  customers  or  investment  advisory  or other clients of a Recipient,  and/or accounts as to which such Recipient provides  administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings"  shall mean,  as to any  Recipient,  all Shares  owned  beneficially  or of record by:  (i) such  Recipient,  or (ii) such  Recipient's  Customers,  but in no event  shall any such  Shares be deemed  owned by more than one  Recipient  for  purposes  of this  Plan.  In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         -------------------------------------------------------------------------

         (a)      Payments  to the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
                  ------------------------------
Distributor  under this Plan,  the  Distributor  shall provide  administrative  support  services and  distribution assistance  services  to the Fund.  Such  services  include  distribution  assistance  and  administrative  support services  rendered in connection with Shares (1) sold in purchase  transactions,  (2) issued in exchange for shares of another  investment company for which the Distributor  serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to which the Fund is a party.  If the Board  believes  that the  Distributor may not be rendering  appropriate  distribution  assistance or  administrative  support services in connection with the sale of Shares,  then the  Distributor,  at the  request of the Board,  shall  provide the Board with a written report or other information to verify that the Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Services  Fees.  Within  forty-five  (45)  days  of the end of each
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calendar  quarter,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.25% on an annual basis) of the average  during that calendar  quarter of the aggregate net asset value of the Shares  computed as of the close of each business day (the "Service  Fee").  Such Service Fee payments  received from the Fund will  compensate  the
Distributor for providing  administrative  support services with respect to Accounts.  The  administrative  support services  in  connection  with  Accounts  may  include,  but shall not be limited  to, the  administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees (Asset-Based  Sales Charge).  Within ten (10) days of the end
                        ----------------------------------------------------------
of each month,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.75% on an annual basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day
(the  "Asset-Based  Sales Charge")  outstanding  until such Shares are repurchased or converted to another class of shares of the Fund, provided,  however,  that a majority of the Independent Trustees may, but are not obligated to, set a time period  (the "Fund  Maximum  Holding  Period")  from time to time for such  payments.  Such  Asset-Based
Sales  Charge  payments  received  from the  Fund  will  compensate  the  Distributor  for  providing  distribution assistance in connection with the sale of Shares.

                  The  distribution  assistance to be rendered by the Distributor in connection with the Shares may include,  but shall not be limited to, the following:  (i) paying sales commissions to any broker,  dealer, bank or other person or entity that sells  Shares,  and/or paying such persons  "Advance  Service Fee Payments" (as defined below) in advance of, and/or in amounts  greater than, the amount  provided for in Section 3(b) of this  Agreement;
(ii) paying  compensation  to and expenses of personnel of the  Distributor  who support  distribution of Shares by
Recipients;  (iii)  obtaining  financing or providing such financing from its own resources,  or from an affiliate, for the  interest  and other  borrowing  costs of the  Distributor's  unreimbursed  expenses  incurred in rendering
distribution   assistance  and  administrative  support  services  to  the  Fund;  and  (iv)  paying  other  direct distribution  costs,  including  without  limitation the costs of sales  literature,  advertising and  prospectuses
(other than those  prospectuses  furnished  to current  holders of the Fund's  shares  ("Shareholders"))  and state
"blue sky" registration expenses.

         (b)      Payments to  Recipients.  The  Distributor  is authorized  under the Plan to pay  Recipients  (1)
                  ------------------------
distribution  assistance  fees for rendering  distribution  assistance in connection with the sale of Shares and/or
(2) service  fees for  rendering  administrative  support  services  with  respect to  Accounts.  However,  no such payments  shall be made to any  Recipient  for any such  quarter in which its  Qualified  Holdings  do not equal or exceed,  at the end of such quarter,  the minimum amount ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent  Trustees.  All fee payments made by the  Distributor  hereunder are subject to  reduction  or  chargeback  so that the  aggregate  service  fee  payments  and Advance  Service Fee
Payments do not exceed the limits on  payments  to  Recipients  that are,  or may be,  imposed by the NASD  Conduct
Rules.  The  Distributor  may make Plan  payments  to any  "affiliated  person" (as defined in the 1940 Act) of the
Distributor  if such  affiliated  person  qualifies  as a  Recipient  or retain such  payments  if the  Distributor qualifies as a Recipient.

                  (i)  Service  Fee.  In  consideration  of  the  administrative  support  services  provided  by a
                       -------------
Recipient during a calendar quarter,  the Distributor shall make service fee payments to that Recipient  quarterly, within  forty-five  (45) days of the end of each calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the  close of each  business  day,  constituting  Qualified  Holdings  owned  beneficially  or of  record by the
Recipient or by its  Customers  for a period of more than the minimum  period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the Distributor may, at its sole option,  make the following service fee payments to any Recipient  quarterly,  within forty-five (45) days of the end of each calendar quarter: (i) "Advance Service
Fee Payments" at a rate not to exceed 0.25% of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed  as of the close of business  on the day such  Shares are sold,  constituting  Qualified
Holdings,  sold by the  Recipient  during that quarter and owned  beneficially  or of record by the Recipient or by its  Customers,  plus (ii) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each business  day,  constituting  Qualified  Holdings  owned  beneficially  or of  record  by the  Recipient  or by its
Customers  for a period of more than one (1) year.  At the  Distributor's  sole  option,  the  Advance  Service Fee
Payments  may be made more often than  quarterly,  and sooner than the end of the  calendar  quarter.  In the event
Shares are  redeemed  less than one year after the date such Shares were sold,  the  Recipient  is obligated to and will repay the  Distributor on demand a pro rata portion of such Advance  Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support  services  to be  rendered  by  Recipients  in  connection  with the
Accounts may include,  but shall not be limited to, the  following:  answering  routine  inquiries  concerning  the
Fund,  assisting in the  establishment and maintenance of accounts or sub-accounts in the Fund and processing Share repurchase  transactions,  making the Fund's investment plans and dividend payment options available, and providing such other  information and services in connection  with the rendering of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii)  Distribution  Assistance Fees (Asset-Based  Sales Charge) Payments.  In its sole discretion
                        ------------------------------------------------------------------
and  irrespective of whichever  alternative  method of making service fee payments to Recipients is selected by the
Distributor,  in addition the Distributor may make distribution  assistance fee payments to a Recipient  quarterly, within  forty-five (45) days after the end of each calendar  quarter,  at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average  during the calendar  quarter of the  aggregate net asset value of Shares  computed as of the  close of each  business  day  constituting  Qualified  Holdings  owned  beneficially  or of  record  by the
Recipient or its Customers  until such Shares are  repurchased or converted to another class of shares of the Fund, provided,  however,  that a majority of the  Independent  Trustees may, but are not obligated to, set a time period
(the "Recipient  Maximum Holding Period") for making such payments.  Distribution  assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

                  The  distribution  assistance to be rendered by the  Recipients  in  connection  with the sale of
Shares may include,  but shall not be limited to, the following:  distributing  sales  literature and  prospectuses other than those furnished to current Shareholders,  providing  compensation to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A  majority  of the  Independent  Trustees  may at any  time or from  time  to time  increase  or decrease  the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to  exceed  the rates set forth above,  and/or  direct the  Distributor  to set,  eliminate or modify the Fund Maximum  Holding  Period,  any
Minimum  Holding  Period,  the Recipient  Maximum  Holding Period and/or any Minimum  Qualified  Holdings and/or to
split  requirements  so that  different  time  periods  apply to shares  that are  afforded  different  shareholder privileges and features.  The Distributor  shall notify all Recipients of any Minimum Qualified  Holdings,  Maximum
Holding Period and Minimum  Holding Period that are established  and the rate of payments  hereunder  applicable to
Recipients,  and shall  provide each  Recipient  with written  notice  within  thirty (30) days after any change in these  provisions.  Inclusion of such provisions or a change in such  provisions in a revised  current  prospectus,
Statement of Additional Information or supplement to either shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge on  Shares  are  subject  to  reduction  or elimination  under the limits that apply to such fees and charges  under the NASD Conduct  Rules  relating to sales of shares of open-end funds.

         (e)      Under the Plan, payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI), from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle it to  payments  under the Plan.  In the event that  either the  Distributor  or the Board should have  reason to believe  that,  notwithstanding  the level of  Qualified  Holdings,  a Recipient  may not be rendering  appropriate  distribution  assistance in connection  with the sale of Shares or  administrative  support services for Accounts,  then the Distributor,  at the request of the Board,  shall require the Recipient to provide a written  report or other  information  to  verify  that said  Recipient  is  providing  appropriate  distribution assistance  and/or  services in this regard.  If the  Distributor  or the Board of Trustees  still is not satisfied after the receipt of such report,  either may take  appropriate  steps to terminate the Recipient's  status as such under the Plan,  whereupon  such  Recipient's  rights  as a  third-party  beneficiary  hereunder  shall  terminate.
Additionally,  in their  discretion,  a majority  of the  Fund's  Independent  Trustees  at any time may remove any broker,  dealer,  bank or other person or entity as a Recipient,  where upon such person's or entity's  rights as a third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other  provision  of this Plan,  this Plan does not obligate or in any way make the Fund liable to make any payment  whatsoever  to any person or entity other than  directly to the  Distributor.  The  Distributor  has no  obligation  to pay any Service Fees or  Distribution
Assistance  Fees to any  Recipient  if the  Distributor  has not received  payment of Service Fees or  Distribution
Assistance Fees from the Fund.

4.       Selection and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of
         --------------------------------------
persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees") shall be  committed  to the  discretion  of the  incumbent  Disinterested  Trustees.  Nothing  herein  shall  prevent the incumbent  Disinterested  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nominations  as long as the final  decision on any such  selection and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall provide  written  reports to the
         -------
Fund's Board for its review,  detailing  the amount of all payments  made under this Plan and the purpose for which the  payments  were made.  The reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide that:  (i)
         -------------------
such  agreement  may be  terminated  at any time,  without  payment of any penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  Class B voting shares;  (ii) such termination  shall be on not more than sixty days' written notice to any  other  party to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such  agreement  shall go into effect when  approved by a vote of the Board and its  Independent  Trustees  cast in person at a  meeting  called  for the  purpose  of voting on such agreement;  and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least annually by a vote of the Board and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved by a vote of the
         -----------------------------------------------------------
Board and its  Independent  Trustees  cast in person at a meeting  called on February  8, 2001,  for the purpose of voting on this Plan.  Unless terminated as hereinafter  provided,  it shall continue in effect until renewed by the
Board in accordance  with the Rule and  thereafter  from year to year or as the Board may  otherwise  determine but only so long as such  continuance  is  specifically  approved  at least  annually  by a vote of the  Board  and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to  increase  materially  the amount of  payments to be made under this Plan, without  approval of the Class B  Shareholders  at a meeting called for that purpose,  and all material  amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be terminated at any time by vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting  shares.  In the event of such  termination,  the Board and its  Independent  Trustees shall  determine  whether the Distributor shall be entitled to payment  from the Fund of all or a portion of the  Service  Fee and/or the  Asset-Based  Sales
Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder  and Trustee  Liability.  The  Distributor  understands  that the obligations of
         --------------------------------------------------
the Fund under this Plan are not binding  upon any Trustee or  shareholder  of the Fund  personally,  but bind only the  Fund and the  Fund's  property.  The  Distributor  represents  that it has  notice  of the  provisions  of the
Declaration  of Trust of the Fund  disclaiming  Trustee and  shareholder  liability for acts or  obligations of the
Fund.

                                            Oppenheimer Real Estate Fund

                                            By: _____________________________________
                                                  Robert G. Zack, Secretary

                                            OppenheimerFunds Distributor, Inc.

                                            By: _____________________________________
                                                   Katherine P. Feld, Vice President and Secretary

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                       With
                                        OppenheimerFunds Distributor, Inc.
                                               For Class C Shares of
                                           Oppenheimer Real Estate Fund

This  Distribution  and Service Plan and  Agreement  (the "Plan") is dated as of the 12th day of February  2002, by and between Oppenheimer Real Estate Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service plan for Class C shares of the Fund
         --------
(the  "Shares"),  designed to comply with the  provisions of Rule 12b-1 as it may be amended from time to time (the
"Rule") under the Investment  Company Act of 1940 (the "1940 Act").  Pursuant to this Plan the Fund will compensate the  Distributor  for its services in connection  with the  distribution  of Shares,  and the personal  service and maintenance of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as distributor of securities of which it is the issuer,  pursuant to the Rule,  according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and  definitions  contained in (i) the Fund's  Registration  Statement,  (ii) the 1940 Act, (iii) the Rule, (iv) Rule 2830 of the Conduct Rules
of the National  Association of Securities  Dealers,  Inc., or any  applicable  amendment or successor to such rule
(the "NASD Conduct Rules") and (v) any conditions pertaining either to  distribution-related  expenses or to a plan of  distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the
U.S. Securities and Exchange Commission ("SEC").

2.       Definitions. As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined below) of the Recipient;  (ii)
shall furnish the Distributor (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the Fund's  Board of  Trustees  who are not
"interested  persons"  (as  defined  in the 1940  Act) of the Fund and who have no  direct  or  indirect  financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall  mean such  brokerage  or other  customers  or  investment  advisory  or other clients of a Recipient,  and/or accounts as to which such Recipient provides  administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings"  shall mean,  as to any  Recipient,  all Shares  owned  beneficially  or of record by:  (i) such  Recipient,  or (ii) such  Recipient's  Customers,  but in no event  shall any such  Shares be deemed  owned by more than one  Recipient  for  purposes  of this  Plan.  In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         ------------------------------------------------------------------------

         (a)      Payments  to the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
                  -----------------------------
Distributor  under this Plan,  the  Distributor  shall provide  administrative  support  services and  distribution services to the Fund. Such services include  distribution  assistance and administrative  support services rendered in  connection  with  Shares  (1) sold in  purchase  transactions,  (2)  issued in  exchange  for shares of another investment  company for which the Distributor serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to which the Fund is a party.  If the Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance or administrative  support services in connection with the sale of
Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written report or other information to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Service  Fees.  Within  forty-five  (45)  days  of the  end of each
                       --------------------------------------
calendar  quarter,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.25% on an annual basis) of the average  during that calendar  quarter of the aggregate net asset value of the Shares  computed as of the close of each business day (the "Service  Fee").  Such Service Fee payments  received from the Fund will  compensate  the
Distributor for providing  administrative  support services with respect to Accounts.  The  administrative  support services  in  connection  with  Accounts  may  include,  but shall not be limited  to, the  administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii) Distribution  Assistance Fees (Asset-Based  Sales Charge).  The Fund may make payments of an
                       ---------------------------------------------------------
"Asset-Based  Sales  Charge" of up to 0.0625% per month (0.75% on an annual  basis) but the Board has initially set the  Asset-Based  Sales  Charge at a rate of 0.50%  annually.  The Board may  increase  that  amount to up to 0.75%
annually  without the further  approval of shareholders of Class C shares of the Fund.  Within ten (10) days of the end of each month,  the Fund will make payments in the aggregate  amount of 0.04666%  (0.50% on an annual basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day. Such  Asset-Based  Sales Charge payments  received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

                  The  distribution  assistance  services to be rendered by the  Distributor in connection with the
Shares may  include,  but shall not be limited  to, the  following:  (i) paying  sales  commissions  to any broker, dealer,  bank or other  person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance  Service Fee
Payments" (as defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section
3(b) of this  Agreement;  (ii) paying  compensation  to and expenses of personnel  of the  Distributor  who support distribution  of Shares  by  Recipients;  (iii)  obtaining  financing  or  providing  such  financing  from its own resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's  unreimbursed expenses incurred in rendering  distribution  assistance and administrative  support services to the Fund; and (iv)
paying other direct  distribution  costs,  including without limitation the costs of sales literature,  advertising
and   prospectuses   (other  than  those   prospectuses   furnished  to  current   holders  of  the  Fund's  shares
("Shareholders")) and state "blue sky" registration expenses.

         (b)      Payments to  Recipients.  The  Distributor  is authorized  under the Plan to pay  Recipients  (1)
                  -----------------------
distribution  assistance  fees for rendering  distribution  assistance in connection with the sale of Shares and/or
(2) service  fees for  rendering  administrative  support  services  with  respect to  Accounts.  However,  no such payments  shall be made to any Recipient  for any quarter in which its  Qualified  Holdings do not equal or exceed, at the end of such quarter,  the minimum amount ("Minimum Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor hereunder are subject to reduction  or  chargeback  so that the  aggregate  service fee payments and Advance  Service Fee Payments do not exceed  the  limits on  payments  to  Recipients  that are,  or may be,  imposed  by the NASD  Conduct  Rules.  The
Distributor  may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the Distributor if such  affiliated  person  qualifies  as a Recipient  or retain  such  payments if the  Distributor  qualifies  as a
Recipient.

                  In  consideration  of the  services  provided  by  Recipients,  the  Distributor  shall  make the following payments to Recipients:

                  (i) Service Fee. In consideration  of  administrative  support  services  provided by a Recipient
                      -----------
during a calendar  quarter,  the Distributor  shall make service fee payments to that Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned  beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the  Distributor  may,  at its  sole  option,  make  the  following  service  fee payments  to any  Recipient  quarterly,  within  forty-five  (45)  days of the end of each  calendar  quarter:  (A)
"Advance  Service Fee  Payments"  at a rate not to exceed 0.25% of the average  during the calendar  quarter of the aggregate  net asset  value of  Shares,  computed  as of the close of  business  on the day such  Shares  are sold, constituting  Qualified Holdings,  sold by the Recipient during that quarter and owned beneficially or of record by the  Recipient  or by its  Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the  close of each  business  day,  constituting  Qualified  Holdings  owned  beneficially  or of  record by the
Recipient or by its  Customers for a period of more than one (1) year. At the  Distributor's  sole option,  Advance
Service Fee Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance  Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support  services  to be  rendered  by  Recipients  in  connection  with the
Accounts may include,  but shall not be limited to, the  following:  answering  routine  inquiries  concerning  the
Fund,  assisting in the  establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options available, and providing such other  information and services in connection  with the rendering of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii) Distribution  Assistance Fee (Asset-Based Sales Charge) Payments.  Irrespective of whichever
                       ----------------------------------------------------------------
alternative  method of making  service fee payments to Recipients is selected by the  Distributor,  in addition the
Distributor shall make  distribution  assistance fee payments to each Recipient  quarterly,  within forty-five (45)
days after the end of each  calendar  quarter,  at a rate not to exceed  0.1875%  (0.75% on an annual basis) of the average  during the calendar  quarter of the aggregate  net asset value of Shares  computed as of the close of each business day  constituting  Qualified  Holdings owned  beneficially  or of record by the Recipient or its Customers for a period of more than one (1) year.  Alternatively,  at its sole option,  the Distributor may make distribution assistance fee payments to a Recipient  quarterly,  at the rate described above, on Shares  constituting  Qualified
Holdings  owned  beneficially  or of record by the Recipient or its Customers  without regard to the 1-year holding period described above.  Distribution  assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from  registration.  The Distributor has initially set such fees at a rate of 0.125% per quarter (0.50% on an annual basis).

                  The  distribution  assistance to be rendered by the  Recipients  in  connection  with the sale of
Shares may include,  but shall not be limited to, the following:  distributing  sales  literature and  prospectuses other than those furnished to current Shareholders,  providing  compensation to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A majority  of the  Independent  Trustees  may at any time or from time to time (i)  increase  or decrease the rate of fees to be paid to the  Distributor or to any  Recipient,  but not to exceed the maximum rates set forth  above,  and/or (ii) direct the  Distributor  to increase or decrease  any Minimum  Holding  Period,  any maximum  period  set by a  majority  of the  Independent  Trustees  during  which  fees  will  be  paid  on  Shares constituting  Qualified  Holdings owned  beneficially or of record by a Recipient or by its Customers (the "Maximum
Holding  Period"),  or Minimum  Qualified  Holdings.  The  Distributor  shall notify all  Recipients of any Minimum
Qualified  Holdings,  Maximum  Holding  Period and  Minimum  Holding  Period that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each Recipient with written notice within thirty
(30) days after any change in these  provisions.  Inclusion of such  provisions or a change in such provisions in a supplement or Statement of  Additional  Information  or amendment to or revision of the  prospectus or Statement of
Additional Information of the Fund shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge on  Shares  are  subject  to  reduction  or elimination  under the limits that apply to such fees under the NASD Conduct  Rules  relating to sales of shares of open-end funds

         (e)      Under the Plan, payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI), from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle it to  payments  under the Plan.  If either the  Distributor  or the Board  believe  that, notwithstanding  the level of  Qualified  Holdings,  a  Recipient  may not be  rendering  appropriate  distribution assistance  in  connection  with the sale of Shares or  administrative  support  services  for  Accounts,  then the
Distributor,  at the  request  of the Board,  shall  require  the  Recipient  to provide a written  report or other information to verify that said  Recipient is providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take  appropriate  steps to terminate the Recipient's  status as a Recipient  under the Plan,  whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.  Additionally,  in their discretion a majority of the Fund's Independent  Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a  Recipient,  whereupon  such  person's or entity's  rights as a  third-party  beneficiary  hereof shall terminate.  Notwithstanding  any other  provision of this Plan,  this Plan does not obligate or in any way make the
Fund liable to make any payment  whatsoever  to any person or entity other than  directly to the  Distributor.  The
Distributor  has no  obligation  to pay any Service Fees or  Distribution  Assistance  Fees to any Recipient if the
Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of
         --------------------------------------
persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees") shall be  committed  to the  discretion  of the  incumbent  Disinterested  Trustees.  Nothing  herein  shall  prevent the incumbent  Disinterested  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nomination  as long as the final  decision on any such  selection  and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall provide  written  reports to the
         -------
Fund's Board for its review,  detailing  the amount of all payments  made under this Plan and the purpose for which the  payments  were made.  The reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide that:  (i)
         -------------------
such  agreement  may be  terminated  at any time,  without  payment of any penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  voting Class C shares;  (ii) such termination  shall be on not more than sixty days' written notice to any  other  party to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such  agreement  shall go into effect when  approved by a vote of the Board and its  Independent  Trustees  cast in person at a  meeting  called  for the  purpose  of voting on such agreement;  and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least annually by a vote of the Board and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved by a vote of the
         ----------------------------------------------------------
Board and its  Independent  Trustees  cast in person at a meeting  called on February  8, 2001,  for the purpose of voting on this Plan.  Unless terminated as hereinafter  provided,  it shall continue in effect until renewed by the
Board in accordance  with the Rule and  thereafter  from year to year or as the Board may  otherwise  determine but only so long as such  continuance  is  specifically  approved  at least  annually  by a vote of the  Board  and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to  increase  materially  the amount of  payments to be made under this Plan, without  approval of the Class C  Shareholders  at a meeting  called for that purpose and all  material  amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class C voting shares.
In the event of such  termination,  the Board and its Independent  Trustees shall determine whether the Distributor shall be entitled to payment  from the Fund of all or a portion of the  Service  Fee and/or the  Asset-Based  Sales
Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder and Trustee Liability.  The Distributor  understands that the obligations of the
         -----------------------------------------------
Fund under this Plan are not binding  upon any Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

                                                              Oppenheimer          Real         Estate         Fund
                                                              By:__________________________________
                                                                       Robert G. Zack
                                                                       Secretary

                                                              OppenheimerFunds Distributor, Inc.

                                                              By:__________________________________
                                                                       Katherine P. Feld
                                                                       Vice President and Secretary

                                    DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                                       With
                                        OppenheimerFunds Distributor, Inc.
                                               For Class N Shares of
                                           Oppenheimer Real Estate Fund

This  Distribution  and Service Plan and  Agreement  (the "Plan") is dated as of the 12th day of February  2002, by and between Oppenheimer Real Estate Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan.  This Plan is the Fund's  written  distribution  and service plan for Class N shares of the Fund
         --------
(the  "Shares"),  contemplated  by Rule  12b-1 as it may be  amended  from  time to time  (the  "Rule")  under  the
Investment  Company Act of 1940 (the "1940 Act"),  pursuant to which the Fund will  compensate the  Distributor for its  services  in  connection  with the  distribution  of Shares,  and the  personal  service  and  maintenance  of shareholder  accounts that hold Shares  ("Accounts").  The Fund may act as distributor of securities of which it is the issuer,  pursuant  to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be interpreted and defined in a manner  consistent  with the provisions and definitions  contained in (i) the
1940 Act, (ii) the Rule,  (iii) Rule 2830 of the Conduct Rules of the National  Association of Securities  Dealers,
Inc.,  or any  applicable  amendment or successor to such rule (the "NASD Conduct  Rules") and (iv) any  conditions pertaining  either to  distribution-related  expenses  or to a plan of  distribution  to which the Fund is  subject under  any order on which  the Fund  relies,  issued at any time by the U.S.  Securities  and  Exchange  Commission
("SEC").

2.       Definitions. As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall  mean any  broker,  dealer,  bank or other  person  or entity  which:  (i) has rendered  assistance  (whether  direct,  administrative  or both) in the  distribution  of Shares  or has  provided administrative  support  services with respect to Shares held by Customers  (defined below) of the Recipient;  (ii)
shall furnish the Distributor (on behalf of the Fund) with such  information as the  Distributor  shall  reasonably request to answer such  questions as may arise  concerning  the sale of Shares;  and (iii) has been selected by the
Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall  mean the  members  of the Fund's  Board of  Trustees  who are not
"interested  persons"  (as  defined  in the 1940  Act) of the Fund and who have no  direct  or  indirect  financial interest in the operation of this Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall  mean such  brokerage  or other  customers  or  investment  advisory  or other clients of a Recipient,  and/or accounts as to which such Recipient provides  administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings"  shall mean,  as to any  Recipient,  all Shares  owned  beneficially  or of record by:  (i) such  Recipient,  or (ii) such  Recipient's  Customers,  but in no event  shall any such  Shares be deemed  owned by more than one  Recipient  for  purposes  of this  Plan.  In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient  which is the dealer of record on the Fund's books as determined by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         ------------------------------------------------------------------------

         (a)      Payments  to the  Distributor.  In  consideration  of  the  payments  made  by  the  Fund  to the
                  -----------------------------
Distributor  under this Plan,  the  Distributor  shall provide  administrative  support  services and  distribution services to the Fund. Such services include  distribution  assistance and administrative  support services rendered in  connection  with  Shares  (1) sold in  purchase  transactions,  (2)  issued in  exchange  for shares of another investment  company for which the Distributor serves as distributor or  sub-distributor,  or (3) issued pursuant to a plan of  reorganization  to which the Fund is a party.  If the Board  believes  that the  Distributor  may not be rendering  appropriate  distribution  assistance or administrative  support services in connection with the sale of
Shares,  then the Distributor,  at the request of the Board, shall provide the Board with a written report or other information to verify that the  Distributor is providing  appropriate  services in this regard.  For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support  Service  Fees.  Within  forty-five  (45)  days  of the  end of each
                       --------------------------------------
calendar  quarter,  the Fund will make  payments in the aggregate  amount of 0.0625%  (0.25% on an annual basis) of the average  during that calendar  quarter of the aggregate net asset value of the Shares  computed as of the close of each business day (the "Service  Fee").  Such Service Fee payments  received from the Fund will  compensate  the
Distributor for providing  administrative  support services with respect to Accounts.  The  administrative  support services  in  connection  with  Accounts  may  include,  but shall not be limited  to, the  administrative  support services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees (Asset-Based  Sales Charge).  Within ten (10) days of the end
                        ---------------------------------------------------------
of each month,  the Fund will make payments in the aggregate  amount of 0.02083%  (0.25% on an annual basis) of the average  during the month of the aggregate net asset value of Shares  computed as of the close of each business day
(the  "Asset-Based  Sales Charge").  Such Asset-Based  Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

                  The  distribution  assistance  services to be rendered by the  Distributor in connection with the
Shares may  include,  but shall not be limited  to, the  following:  (i) paying  sales  commissions  to any broker, dealer,  bank or other  person or entity  that sells  Shares,  and/or  paying  such  persons  "Advance  Service Fee
Payments" (as defined  below) in advance of, and/or in amounts  greater  than,  the amount  provided for in Section
3(b) of this  Agreement;  (ii) paying  compensation  to and expenses of personnel  of the  Distributor  who support distribution  of Shares  by  Recipients;  (iii)  obtaining  financing  or  providing  such  financing  from its own resources,  or from an affiliate,  for the interest and other  borrowing  costs of the  Distributor's  unreimbursed expenses incurred in rendering  distribution  assistance and administrative  support services to the Fund; and (iv)
paying other direct  distribution  costs,  including without limitation the costs of sales literature,  advertising
and   prospectuses   (other  than  those   prospectuses   furnished  to  current   holders  of  the  Fund's  shares
("Shareholders")) and state "blue sky" registration expenses.

(b)      Payments to Recipients.  The Distributor is authorized  under the Plan to pay Recipients (1)  distribution
-------------------------------
assistance  fees for rendering  distribution  assistance  in connection  with the sale of Shares and/or (2) service fees for rendering  administrative  support services with respect to Accounts.  However,  no such payments shall be made to any Recipient for any quarter in which its  Qualified  Holdings do not equal or exceed,  at the end of such quarter,  the  minimum  amount  ("Minimum  Qualified  Holdings"),  if any,  that may be set from  time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor hereunder are subject to reduction or  chargeback  so that the  aggregate  service fee  payments  and Advance  Service Fee  Payments do not exceed the limits on payments to Recipients  that are, or may be, imposed by the NASD Conduct Rules.  The Distributor may make
Plan  payments  to any  "affiliated  person"  (as defined in the 1940 Act) of the  Distributor  if such  affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

                  In consideration of the services  provided by Recipients,  the Distributor may make the following payments to Recipients:

                  (i) Service Fee. In consideration  of  administrative  support  services  provided by a Recipient
                      -----------
during a calendar  quarter,  the Distributor  shall make service fee payments to that Recipient  quarterly,  within forty-five  (45) days of the end of each  calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned  beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the  Distributor  may,  at its  sole  option,  make  the  following  service  fee payments  to any  Recipient  quarterly,  within  forty-five  (45)  days of the end of each  calendar  quarter:  (A)
"Advance  Service Fee  Payments"  at a rate not to exceed 0.25% of the average  during the calendar  quarter of the aggregate  net asset  value of  Shares,  computed  as of the close of  business  on the day such  Shares  are sold, constituting  Qualified Holdings,  sold by the Recipient during that quarter and owned beneficially or of record by the  Recipient  or by its  Customers,  plus (B) service fee payments at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the  close of each  business  day,  constituting  Qualified  Holdings  owned  beneficially  or of  record by the
Recipient or by its  Customers for a period of more than one (1) year. At the  Distributor's  sole option,  Advance
Service Fee Payments may be made more often than  quarterly,  and sooner than the end of the calendar  quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance  Service Fee Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support  services  to be  rendered  by  Recipients  in  connection  with the
Accounts may include,  but shall not be limited to, the  following:  answering  routine  inquiries  concerning  the
Fund,  assisting in the  establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption  transactions,  making the Fund's investment plans and dividend payment options available, and providing such other  information and services in connection  with the rendering of personal  services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii) Distribution  Assistance Fee (Asset-Based Sales Charge) Payments.  Irrespective of whichever
                       ----------------------------------------------------------------
alternative  method of making service fee payments to Recipients is selected by the  Distributor,  the  Distributor may, at its sole option, make distribution  assistance fee payments to each Recipient quarterly,  within forty-five
(45) days after the end of each calendar  quarter,  at a rate not to exceed  0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the  aggregate  net asset value of Shares  computed as of the close of each  business  day  constituting  Qualified  Holdings  owned  beneficially  or of record by the  Recipient  or its
Customers for a period of more than one (1) year.

                  The  distribution  assistance to be rendered by the  Recipients  in  connection  with the sale of
Shares may include,  but shall not be limited to, the following:  distributing  sales  literature and  prospectuses other than those furnished to current Shareholders,  providing  compensation to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A majority  of the  Independent  Trustees  may at any time or from time to time (i)  increase  or decrease  the rate of fees to be paid to the  Distributor  or to any  Recipient,  but not to  exceed  the rates set forth above,  and/or (ii) direct the Distributor to increase or decrease any Minimum  Holding  Period,  any maximum period  set by a  majority  of the  Independent  Trustees  during  which  fees will be paid on Shares  constituting
Qualified  Holdings  owned  beneficially  or of record by a Recipient or by its  Customers  (the  "Maximum  Holding
Period"),  or Minimum  Qualified  Holdings.  The Distributor  shall notify all Recipients of any Minimum  Qualified
Holdings,  Maximum  Holding  Period and  Minimum  Holding  Period  that are  established  and the rate of  payments hereunder  applicable to  Recipients,  and shall provide each Recipient with written notice within thirty (30) days after any change in these  provisions.  Inclusion of such provisions or a change in such provisions in a supplement or amendment to or revision of the  prospectus of the Fund shall constitute sufficient notice.

         (d)      The  Service  Fee and the  Asset-Based  Sales  Charge on  Shares  are  subject  to  reduction  or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

         (e)      Under the Plan, payments may also be made to Recipients:  (i) by  OppenheimerFunds,  Inc. ("OFI")
from its own resources  (which may include  profits  derived from the advisory fee it receives  from the Fund),  or
(ii) by the Distributor (a subsidiary of OFI), from its own resources,  from  Asset-Based  Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients  are intended to have certain  rights as  third-party  beneficiaries  under this Plan, subject to the  limitations  set forth  below.  It may be  presumed  that a  Recipient  has  provided  distribution assistance or administrative  support services  qualifying for payment under the Plan if it has Qualified  Holdings of Shares  that  entitle it to  payments  under the Plan.  If either the  Distributor  or the Board  believe  that, notwithstanding  the level of  Qualified  Holdings,  a  Recipient  may not be  rendering  appropriate  distribution assistance  in  connection  with the sale of Shares or  administrative  support  services  for  Accounts,  then the
Distributor,  at the  request  of the Board,  shall  require  the  Recipient  to provide a written  report or other information to verify that said  Recipient is providing  appropriate  distribution  assistance  and/or  services in this regard.  If the  Distributor or the Board of Trustees still is not satisfied after the receipt of such report, either may take  appropriate  steps to terminate the Recipient's  status as a Recipient  under the Plan,  whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate.  Additionally,  in their discretion a majority of the Fund's Independent  Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a  Recipient,  whereupon  such  person's or entity's  rights as a  third-party  beneficiary  hereof shall terminate.  Notwithstanding  any other  provision of this Plan,  this Plan does not obligate or in any way make the
Fund liable to make any payment  whatsoever  to any person or entity other than  directly to the  Distributor.  The
Distributor  has no  obligation  to pay any Service Fees or  Distribution  Assistance  Fees to any Recipient if the
Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection and  Nomination  of Trustees.  While this Plan is in effect,  the  selection  and  nomination of
         --------------------------------------
persons to be Trustees of the Fund who are not "interested  persons" of the Fund  ("Disinterested  Trustees") shall be  committed  to the  discretion  of the  incumbent  Disinterested  Trustees.  Nothing  herein  shall  prevent the incumbent  Disinterested  Trustees from  soliciting  the views or the  involvement  of others in such  selection or nomination  as long as the final  decision on any such  selection  and  nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the  Treasurer of the Fund shall provide  written  reports to the
         -------
Fund's Board for its review,  detailing  the amount of all payments  made under this Plan and the purpose for which the  payments  were made.  The reports  shall be provided  quarterly,  and shall state  whether all  provisions  of
Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any agreement  related to this Plan shall be in writing and shall provide that:  (i)
         -------------------
such  agreement  may be  terminated  at any time,  without  payment of any penalty,  by a vote of a majority of the
Independent  Trustees  or by a vote of the  holders  of a  "majority"  (as  defined  in the 1940 Act) of the Fund's outstanding  voting Class N shares;  (ii) such termination  shall be on not more than sixty days' written notice to any  other  party to the  agreement;  (iii)  such  agreement  shall  automatically  terminate  in the  event of its
"assignment"  (as defined in the 1940 Act);  (iv) such  agreement  shall go into effect when  approved by a vote of the Board and its  Independent  Trustees  cast in person at a  meeting  called  for the  purpose  of voting on such agreement;  and (v) such agreement shall,  unless  terminated as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least annually by a vote of the Board and its
Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been  approved by a vote of the
         ----------------------------------------------------------
Board and of its  Independent  Trustees cast in person at a meeting  called on February 8, 2001, for the purpose of voting on this Plan and shall take effect as of the date first set forth above.  Unless  terminated as  hereinafter provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter  from year to year or as the  Board  may  otherwise  determine  but  only  so long as such  continuance  is  specifically approved at least annually by a vote of the Board and its  Independent  Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to  increase  materially  the amount of  payments to be made under this Plan, without  approval of the Class N  Shareholders  at a meeting  called for that purpose and all  material  amendments must be approved by a vote of the Board and of the Independent Trustees.

         This Plan may be  terminated  at any time by a vote of a majority  of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class N voting shares.
In the event of such  termination,  the Board and its Independent  Trustees shall determine whether the Distributor shall be entitled to payment  from the Fund of all or a portion of the  Service  Fee and/or the  Asset-Based  Sales
Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder and Trustee Liability.  The Distributor  understands that the obligations of the
         -----------------------------------------------
Fund under this Plan are not binding  upon any Trustee or  shareholder  of the Fund  personally,  but bind only the
Fund and the Fund's  property.  The Distributor  represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Fund.

                                                     Oppenheimer Real Estate Fund

                                                     By: _____________________________
                                                              Robert G. Zack
                                                              Secretary

                                                     OppenheimerFunds Distributor, Inc.

                                                     By: _____________________________
                                                              Katherine P. Feld
                                                              Vice President and Secretary

N1A\RealEstateFund(NewFund)\OrgzDoc\59012b-1N(Feb1202).doc